The UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2018

Sterling Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Rella Boulevard, Montebello, New York		10901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 6, 2017, a press release announced that Astoria Financial Corporation (“Astoria”) and Sterling Bancorp (“Sterling) had entered into a definitive merger agreement dated March 6, 2017 whereby Sterling would acquire each share of Astoria common stock in exchange for 0.875 shares of Sterling common stock (the “Transaction”), subject to, among other things, stockholder approval. In connection with the merger, on April 5, 2017, Sterling filed a Form S-4 Registration Statement (the “Registration Statement”) with the United States Securities and Exchange Commission (“SEC”) in connection with the Transaction that included a preliminary Proxy Statement/Prospectus for the stockholder vote on the Transaction. On May 1, 2017, Astoria filed a definitive proxy statement on Schedule 14A with the SEC (the “Proxy Statement”) in connection with the Transaction, which, among other things, set June 13, 2017 as the date for the special meeting of Astoria common stockholders to cast their vote with respect to the Transaction.

On June 6, 2017, Sterling and Astoria, respectively, entered into a Memorandum of Understanding containing the essential terms of an agreement-in-principle (the “MOU”), to settle claims brought by plaintiffs in certain putative class actions captioned as follows: Jenkins v. Astoria Financial Corporation, et al (Case No. 1:17-cv-02608) brought in the United States District Court for the Eastern District of New York; Minzer v. Astoria Financial Corporation, et al (Case No. 2017-0284) brought in the Court of Chancery of the State of Delaware; MSS 1209 Trust v. Astoria Financial Corporation, et al (Index No. 602161/2017) brought in the Supreme Court of the State of New York in Nassau County; O’Connell v. Astoria Financial Corporation, et al (Index No. 603703/2017) brought in the Supreme Court of the State of New York in Nassau County; and Parshall v. Astoria Financial Corporation, et al (Case No. 2:17-cv-02165) brought in the United States District Court for the Eastern District of New York (collectively, the “Astoria Merger Class Actions”). Pursuant to the MOU, Sterling filed a Form 8-K with the SEC on June 8, 2017 containing certain additional disclosures (the “Supplemental Disclosures”) not contained in the Registration Statement and Proxy Statement. The Supplemental Disclosures effectively mooted the Astoria Merger Class Actions, and on October 2, 2017, Sterling and Astoria completed the Transaction.

In further accordance with the terms of the MOU, plaintiffs in the Jenkins Action, Minzer Action, and Parshall Action agreed to voluntarily dismiss their respective actions without prejudice, and on May 2, 2018, with the consent and agreement of the parties, the remaining Astoria Merger Class Actions proceeded as a single, consolidated action bearing the caption: O’Connell v. Astoria Fin. Corp., et al., Index No. 603703/17 (N.Y. Sup.) (the “Action”).

On August 2, 2018, the parties submitted a proposed settlement agreement and requested that the Court grant the parties’ request for preliminary approval of the settlement, conditional certification of an opt out settlement class, and approval of the notice of settlement. On August 21, 2018, the Court rejected the parties’ settlement request. In light of the Court’s rejection of the settlement, the parties have agreed that the Action should be voluntarily dismissed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING BANCORP

Date: September 20, 2018
/s/ Luis Massiani
	By:	Luis Massiani
Senior Executive Vice President
Chief Financial Officer